[AIM LOGO APPEARS HERE]           Dear Shareholder:

                 [PHOTO OF        As the fiscal year covered by this report
              Charles T. Bauer,   opened, financial markets were still in the
               Chairman of the    grip of the near-meltdown occasioned by 1998's
LETTER        Board of The Fund   Asian crises. The situation led the Federal
TO OUR          APPEARS HERE]     Reserve Board (the Fed) to reduce the short-
SHAREHOLDERS                      term federal funds target rate three times
                late in 1998. These Fed moves were not motivated by a slowdown in the U.S. economy; rather, they represented a strenuous effort to reestablish liquidity in markets worldwide. The U.S. economy continued to move ahead at a brisk pace, exhibiting the unusual combination of strong growth coupled with low inflation.
                  However, this scenario changed slightly as some monthly
                economic indicators showed inflationary tendencies in certain commodity prices. This and the unwinding of the 1998 global crisis (evident in the stabilization of the foreign markets) compelled the Fed to increase short-term interest rates twice late in the fiscal year. The Fed increased the federal funds rate 25 basis points at both the June 30 and August 24 Federal
                Open Market Committee meetings. On August 24, the Fed also increased the discount rate by 25 basis points to 4.75%. Many investors felt that part of the Fed's motivation in raising rates before the fourth quarter was to stabilize the markets pre-emptively. The Fed has committed to provide as much as $50 billion in cash to banks at year-end, along with special liquidity facilities so brokers can finance their inventories.

                YOUR INVESTMENT PORTFOLIO

                A looming Fed rate increase forced cautious investors to buy only very short-term instruments, positioning cash for reinvestment at higher levels. As Treasury bill yields continued near or slightly below the federal funds target, the fund's portfolio managers increased exposure to the repo market and looked more selectively out the curve. With little reason to extend to pick up yield, the weighted average maturity (WAM) was kept in the 20- to 35-day range. Employing the modified barbell structure, the portfolio managers took advantage of the higher-yielding overnight market while looking for strategic opportunities further out the curve. At the close of the reporting period, the portfolio's WAM was 20 days. Using this strategy, the portfolio's Institutional Class outperformed its comparative indexes as of August 31, 1999 as shown in the table. Net assets of the Institutional Class stood at $3.16 billion at the close of the fiscal year.

                Yields as of 8/31/99

                                                         Average     Seven-Day
                                                      Monthly Yield    Yield
                Treasury Portfolio
                Institutional Class                        4.94%       5.10%

                IBC Money Fund Averages (TM) -
                U.S. Treasury & Repurchase Agreements      4.31%       4.44%

                IBC Money Fund Averages (TM) -
                Government Only/Institutions Only          4.60%       4.72%

                  The portfolio continues to hold the highest credit-quality ratings given by the two most widely known credit-rating agencies: AAAm from Standard & Poor's and Aaa from Moody's. In addition, the portfolio received the highest rating (AAA) from Fitch IBCA. These historical ratings are based on an analysis of the portfolio's credit quality, composition, management and weekly portfolio reviews. With the addition of the AAA Fitch rating, AIM has become the largest multi-fund complex to have all its institutional money market portfolios given the highest rating by three nationally recognized ratings agencies.

                                                                     (continued)

                  The Treasury Portfolio seeks to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. It invests only in direct obligations of the U.S. Treasury and in repurchase agreements secured by such obligations. Government securities, such as U.S. Treasury bills and notes, offer a high degree of safety and guarantee the timely payment of principal and interest if held to maturity. (An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.)

                OUTLOOK FOR THE FUTURE

                Although the U.S. gross domestic product growth rate fell from 2.3% to 1.6% at the end of the second quarter, the expected annualized growth rate for the third quarter is 3.5%. The last two Fed rate increases have so far had little effect on the U.S. economy, which continues full steam ahead. With two more Fed meetings scheduled in 1999 (November 16 and December 21), investors are speculating about another Fed tightening. Liquidity is the primary concern around the Y2K issue. Because no one knows where the cash will be flowing by year-end, money managers are dutifully estimating the anticipated high withdrawal volume from financial institutions. Despite these concerns, another tightening is still quite possible. Another increase would position the federal funds target rate exactly where it was before 1998's international crisis. The portfolio will continue to maintain a relatively short maturity structure, remaining flexible to take advantage of sudden market moves.
                  We are pleased to send you this annual report on your
                investment. AIM is committed to the primary goals of safety, liquidity and yield in institutional fund management. We are also committed to customer service and are ready to respond to your comments about this report. If you have any questions, please contact one of our representatives at 800-659-1005. We are happy to be of service.

                Respectfully submitted,


                /s/ CHARLES T. BAUER
                Charles T. Bauer
                Chairman

                       AVERAGE MONTHLY YIELD COMPARISON

                      Short-Term        IBC Money Fund     IBC Money Fund
                  Investments Trust     Averages(TM)-       Averages(TM)-
                  Treasury Portfolio    Government Only/   U.S. Treasury &
                  Institutional Class  Institutions Only Repurchase Agreements
         9/98            5.45                 4.82              5.07
        10/98            4.98                 4.41              4.73
        11/98            4.88                 4.3               4.6
        12/98            4.79                 4.22              4.53
         1/99            4.72                 4.14              4.47
         2/99            4.68                 4.11              4.42
         3/99            4.75                 4.16              4.44
         4/99            4.74                 4.14              4.41
         5/99            4.71                 4.11              4.37
         6/99            4.66                 4.07              4.37
         7/99            4.85                 4.25              4.52
         8/99            4.94                 4.31              4.6


                     WEIGHTED AVERAGE MATURITY COMPARISON

                      Short-Term        IBC Money Fund     IBC Money Fund
                  Investments Trust     Averages(TM)-       Averages(TM)-
                  Treasury Portfolio    Government Only/    U.S. Treasury &
                  Institutional Class  Institutions Only Repurchase Agreements
         9/98             23                  36                  39
        10/98             27                  38                  44
        11/98             30                  41                  49
        12/98             37                  41                  46
         1/99             41                  39                  45
         2/99             39                  50                  52
         3/99             33                  45                  51
         4/99             37                  48                  52
         5/99             33                  49                  50
         6/99             31                  46                  48
         7/99             26                  48                  46
         8/99             20                  45                  46

Source: IBC Financial Data, Inc. IBC Money Fund Report--Registered Trademark-- for weighted average maturities; IBC Money Fund Insight--Registered Trademark-- for average monthly yields.

SCHEDULE OF INVESTMENTS
August 31, 1999

                                                      PAR
                                           MATURITY  (000)       VALUE
U.S. TREASURY SECURITIES - 18.03%

U.S. TREASURY BILLS(a) - 2.85%
4.49%                                      11/04/99 $ 50,000 $   49,600,889
---------------------------------------------------------------------------
4.631%                                     11/18/99   25,000     24,749,178
---------------------------------------------------------------------------
4.48%                                      12/09/99   50,000     49,383,312
---------------------------------------------------------------------------
4.615%                                     01/06/00   25,000     24,592,983
---------------------------------------------------------------------------
                                                                148,326,362
---------------------------------------------------------------------------

U.S. TREASURY NOTES - 15.18%

5.75%                                      09/30/99   75,000     75,061,771
---------------------------------------------------------------------------
7.125%                                     09/30/99   50,000     50,095,927
---------------------------------------------------------------------------
5.625%                                     10/31/99   80,000     80,113,813
---------------------------------------------------------------------------
7.50%                                      10/31/99   50,000     50,229,754
---------------------------------------------------------------------------
7.75%                                      11/30/99   55,612     56,002,337
---------------------------------------------------------------------------
5.625%                                     12/31/99   75,000     75,156,752
---------------------------------------------------------------------------
7.75%                                      12/31/99  100,000    100,822,053
---------------------------------------------------------------------------
6.375%                                     01/15/00   50,000     50,235,197
---------------------------------------------------------------------------
5.375%                                     01/31/00   25,000     25,056,803
---------------------------------------------------------------------------
7.75%                                      01/31/00   25,000     25,301,941
---------------------------------------------------------------------------
5.875%                                     02/15/00  100,000    100,380,204
---------------------------------------------------------------------------
8.50%                                      02/15/00   75,000     76,242,207
---------------------------------------------------------------------------
6.75%                                      04/30/00   25,000     25,220,193
---------------------------------------------------------------------------
                                                                789,918,952
---------------------------------------------------------------------------
   Total U.S. Treasury Securities (Cost
    $938,245,314)                                               938,245,314
---------------------------------------------------------------------------
   Total Investments (excluding Repurchase
    Agreements)                                                 938,245,314
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS(b) - 82.11%
BancAmerica Robertson Stephens(c)
 5.43%                                     09/01/99  225,000    225,000,000
---------------------------------------------------------------------------
Barclays Capital, Inc.(d)
 5.43%                                     09/01/99  225,000    225,000,000
---------------------------------------------------------------------------
Bear, Stearns & Co. Inc.(e)
 5.43%                                           --  150,000    150,000,000
---------------------------------------------------------------------------
Bear, Stearns & Co. Inc.(f)
 5.17%                                     01/24/00  200,000    200,000,000
---------------------------------------------------------------------------
Chase Securities Inc.(g)
 5.43%                                     09/01/99  225,000    225,000,000
---------------------------------------------------------------------------
CIBC Oppenheimer Corp.(h)
 5.43%                                     09/01/99  225,000    225,000,000
---------------------------------------------------------------------------
Credit Suisse First Boston Corp.(i)
 5.23%                                     02/14/00  200,000    200,000,000
---------------------------------------------------------------------------
Deutsche Bank Securities, Inc.(j)
 5.43%                                           --  800,000    800,000,000
---------------------------------------------------------------------------

                                                        PAR
                                             MATURITY  (000)       VALUE
REPURCHASE AGREEMENTS - (continued)

Merrill Lynch Government Securities, Inc(k)
 5.43%                                       09/01/99 $225,000 $  225,000,000
--------------------------------------------------------------------------------
Salomon Smith Barney Inc.(l)
 5.43%                                       09/01/99  750,000    750,000,000
--------------------------------------------------------------------------------
Societe Generale Cowen Securities Corp.(m)
 5.43%                                       09/01/99  500,000    500,000,000
--------------------------------------------------------------------------------
State Street Bank & Trust Co.(n)
 5.43%                                       09/01/99  225,000    225,000,000
--------------------------------------------------------------------------------
Warburg Dillon Read LLC(o)
 5.34%                                       02/01/00  100,000    100,000,000
--------------------------------------------------------------------------------
Warburg Dillon Read LLC(p)
 5.42%                                       09/01/99  222,630    222,630,039
--------------------------------------------------------------------------------
   Total Repurchase Agreements (Cost
    $4,272,630,039)                                             4,272,630,039
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.14%                                     5,210,875,353(q)
--------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.14)%                            (7,128,247)
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $5,203,747,106
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
(b) Collateral on repurchase agreements, including the Portfolio's pro-rata interest in joint repurchase agreements, is taken into possession by the Portfolio upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $209,140,000 U.S. Treasury obligations, 4.00% to 13.75% due 02/15/00 to 02/15/07 with an aggregate market value at 08/31/99 of $229,996,602.
(d) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $230,079,000 U.S. Treasury obligations, 4.25% to 6.125% due 11/15/03 to 08/15/29 with an aggregate market value at 08/31/99 of $229,500,304.
(e) Open repurchase agreement entered into 08/27/97; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $451,335,000 U.S. Treasury obligations, 0% to 8.75% due 07/20/00 to 11/15/26 with an aggregate market value at 08/31/99 of $153,430,781.
(f) Term repurchase agreement entered into 07/28/99; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $153,000,000 U.S Treasury obligations, 4.50% to 10.625% due 05/15/00 to 08/15/17 with an aggregate market value at 08/31/99 of $204,012,877.
(g) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $225,851,000 U.S. Treasury obligations, 0% to 3.875% due 09/02/99 to 04/15/29 with an aggregate market value at 08/31/99 of $229,500,787.
(h) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $223,219,000 U.S. Treasury obligations, 0% to 7.25% due 09/15/99 to 08/15/26 with an aggregate market value at 08/31/99 of $229,504,040.
(i) Term repurchase agreement entered into 07/27/99; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $445,674,874 U.S Treasury obligations, 0% to 12.00% due 11/15/99 to 11/15/27 with an aggregate market value at 08/31/99 of $206,048,641.
(j) Open repurchase agreement entered into 07/29/98; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $795,187,000 U.S. Treasury obligations, 3.375% to 8.00% due 08/31/00 to 11/15/21 with an aggregate market value at 08/31/99 of $816,000,276.
(k) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $169,934,000 U.S. Treasury obligations, 6.875% to 12.50% due 08/15/14 to 08/15/25 with an aggregate market value at 08/31/99 of $229,503,106.
(l) Repurchase agreement entered into 08/31/99 with a maturing value of $750,113,125. Collateralized by $746,935,000 U.S. Treasury obligations, 6.00% to 7.00% due 08/15/04 to 07/15/06 with an aggregate market value at 08/31/99 of $765,177,675.
(m) Repurchase agreement entered into 08/31/99 with a maturing value of $500,075,417. Collateralized by $439,557,000 U.S. Treasury obligations, 4.50% to 12.50% due 09/30/99 to 08/15/26 with an aggregate market value at 08/31/99 of $510,297,171.
(n) Repurchase agreement entered into 08/31/99 with a maturing value of $225,033,938. Collateralized by $230,660,000 U.S. Treasury obligations, 5.125% due 08/31/00 with a market value at 08/31/99 of $229,760,426.
(o) Term repurchase agreement entered into 08/19/99; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $90,430,000 U.S Treasury obligations, 7.50% due 11/15/16 with a market value at 08/31/99 of $102,000,601.
(p) Joint repurchase agreement entered into 08/31/99 with a maturing value of $500,075,278. Collateralized by $500,003,334 U.S. Treasury obligations, 6.50% to 9.125% due 05/15/18 to 11/15/26 with an aggregate market value at 08/31/99 of $510,003,412.
(q) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999

ASSETS:

Investments, excluding repurchase agreements, at value
 (amortized cost)                                         $  938,245,314
------------------------------------------------------------------------
Repurchase agreements                                      4,272,630,039
------------------------------------------------------------------------
Interest receivable                                           13,668,357
------------------------------------------------------------------------
Investment for deferred compensation plan                        101,152
------------------------------------------------------------------------
Other assets                                                     172,580
------------------------------------------------------------------------
  Total assets                                             5,224,817,442
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Dividends                                                    20,194,469
------------------------------------------------------------------------
 Deferred compensation                                           101,152
------------------------------------------------------------------------
Accrued administrative services fees                              24,787
------------------------------------------------------------------------
Accrued advisory fees                                            247,796
------------------------------------------------------------------------
Accrued distribution fees                                        396,227
------------------------------------------------------------------------
Accrued transfer agent fees                                        2,629
------------------------------------------------------------------------
Accrued trustees' fees                                             4,200
------------------------------------------------------------------------
Accrued operating expenses                                        99,076
------------------------------------------------------------------------
  Total liabilities                                           21,070,336
------------------------------------------------------------------------
NET ASSETS                                                $5,203,747,106
========================================================================

NET ASSETS:

Institutional Class                                       $3,164,199,019
========================================================================
Private Investment Class                                  $  415,184,467
========================================================================
Personal Investment Class                                 $  284,932,336
========================================================================
Cash Management Class                                     $  860,354,479
========================================================================
Reserve Class                                             $  119,976,218
========================================================================
Resource Class                                            $  359,100,587
========================================================================

SHARES OF BENEFICIAL INTEREST, $.01 PAR VALUE PER SHARE:

Institutional Class                                        3,163,983,313
========================================================================
Private Investment Class                                     415,165,788
========================================================================
Personal Investment Class                                    284,906,884
========================================================================
Cash Management Class                                        860,290,642
========================================================================
Reserve Class                                                119,973,330
========================================================================
Resource Class                                               359,071,030
========================================================================

NET ASSET VALUE PER SHARE:

Net asset value, offering and redemption price per share  $         1.00
========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended August 31, 1999

INVESTMENT INCOME:

Interest income                                       $261,703,046
-------------------------------------------------------------------

EXPENSES:

Advisory fees                                            3,072,316
-------------------------------------------------------------------
Custodian fees                                             196,425
-------------------------------------------------------------------
Administrative services fees                               179,471
-------------------------------------------------------------------
Trustees' fees and expenses                                 51,955
-------------------------------------------------------------------
Transfer agent fees                                        594,299
-------------------------------------------------------------------
Distribution fees (Note 2)                               6,590,154
-------------------------------------------------------------------
Other                                                      500,054
-------------------------------------------------------------------
  Total expenses                                        11,184,674
-------------------------------------------------------------------
Less: Fee waivers                                       (2,048,089)
-------------------------------------------------------------------
  Net expenses                                           9,136,585
-------------------------------------------------------------------
Net investment income                                  252,566,461
-------------------------------------------------------------------
Net realized gain on sales of investments                  233,481
-------------------------------------------------------------------
Net increase in net assets resulting from operations  $252,799,942
===================================================================

STATEMENT OF CHANGES IN NET ASSETS
For the years ended ended August 31, 1999 and 1998

                                                   1999            1998
                                              --------------  --------------
OPERATIONS:
 Net investment income                        $  252,566,461  $  282,365,404
-----------------------------------------------------------------------------
 Net realized gain on sales of investments           233,481          17,887
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                    252,799,942     282,383,291
-----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
  Institutional Class                           (154,878,876)   (171,162,611)
-----------------------------------------------------------------------------
  Private Investment Class                       (16,111,371)    (20,105,302)
-----------------------------------------------------------------------------
  Personal Investment Class                      (16,331,172)    (18,031,165)
-----------------------------------------------------------------------------
  Cash Management Class                          (46,789,257)    (55,954,060)
-----------------------------------------------------------------------------
  Reserve Class                                   (1,139,360)             --
-----------------------------------------------------------------------------
  Resource Class                                 (17,316,425)    (17,112,266)
-----------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains:
  Institutional Class                               (432,034)             --
-----------------------------------------------------------------------------
  Private Investment Class                           (43,761)             --
-----------------------------------------------------------------------------
  Personal Investment Class                          (47,801)             --
-----------------------------------------------------------------------------
  Cash Management Class                             (126,796)             --
-----------------------------------------------------------------------------
  Resource Class                                     (49,581)             --
-----------------------------------------------------------------------------
Share transactions-net (See Note 4)               59,979,434    (116,572,228)
-----------------------------------------------------------------------------
  Net increase (decrease) in net assets           59,512,942    (116,554,341)
-----------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                          5,144,234,164   5,260,788,505
-----------------------------------------------------------------------------
  End of period                               $5,203,747,106  $5,144,234,164
=============================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest               $5,203,390,987  $5,143,411,553
-----------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investments                                       356,119         822,611
-----------------------------------------------------------------------------
                                              $5,203,747,106  $5,144,234,164
=============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Short-Term Investments Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series, diversified management investment company. The Fund is organized as a Delaware business trust consisting of three different portfolios, each of which offers separate series of shares: the Treasury Portfolio, the Government & Agency Portfolio and the Treasury TaxAdvantage Portfolio. Information presented in these financial statements pertains only to the Treasury Portfolio (the "Portfolio"), with the assets, liabilities and operations of each portfolio being accounted for separately. The Portfolio currently offers six different classes of shares: the Institutional Class, the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is accrued daily. Dividends to shareholders are declared daily and are paid on the first business day of the following month.
C. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio calculated by applying a monthly rate, based upon the following annual rates, to the average daily net assets of the Portfolio:

Net Assets                         RATE
----------------------------------------
First $300 million                 0.15%
----------------------------------------
Over $300 million to $1.5 billion  0.06%
----------------------------------------
Over $1.5 billion                  0.05%
----------------------------------------

 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended August 31, 1999, AIM was paid $179,471 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended August 31, 1999, AFS was paid $477,417 for such services.
 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class of the Portfolio. The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class pay up to a 0.50%, 0.75%, 0.10%, 1.00%, and 0.20%, respectively, maximum annual rate of the average daily net assets attributable to such class. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of (a) 0.25% of the average daily net assets of each of the Private Investment Class, Personal Investment Class, and the Reserve Class, (b) 0.10% of the average daily net assets of the Cash Management Class and (c) 0.20% of the average daily net assets of the Resource Class, to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class or the Resource Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each class. During the year ended August 31, 1999, the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class and the Resource Class paid $1,063,328, $1,878,076, $783,278, $226,595 and $590,788,
respectively, as compensation under the Plan. FMC waived fees of $2,048,089 for the same period. Certain officers and trustees of the Trust are officers of AIM, FMC and AFS.
 During the year ended August 31, 1999, the Portfolio paid legal fees of $13,465 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Fund.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Fund may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-SHARE INFORMATION

Changes in shares outstanding during the years ended August 31, 1999 and 1998 were as follows:

                                      1999                              1998
                         --------------------------------  --------------------------------
                             SHARES           AMOUNT           SHARES           AMOUNT
                         ---------------  ---------------  ---------------  ---------------
Sold:
  Institutional Class     18,697,189,201  $18,697,189,201   18,385,087,568  $18,385,087,568
-------------------------------------------------------------------------------------------
  Private Investment
   Class                   1,543,792,773    1,543,792,773    1,991,337,616    1,991,337,616
-------------------------------------------------------------------------------------------
  Personal Investment
   Class                   3,783,262,789    3,783,262,789    3,949,434,631    3,949,434,631
-------------------------------------------------------------------------------------------
  Cash Management Class    6,593,996,488    6,593,996,488    6,742,292,291    6,742,292,291
-------------------------------------------------------------------------------------------
  Reserve Class*             339,249,182      339,249,182               --               --
-------------------------------------------------------------------------------------------
  Resource Class           2,625,595,247    2,625,595,247    2,712,585,402    2,712,585,402
--------------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Class         35,404,120       35,404,120       34,740,376       34,740,376
-------------------------------------------------------------------------------------------
  Private Investment
   Class                       5,531,007        5,531,007        5,517,795        5,517,795
-------------------------------------------------------------------------------------------
  Personal Investment
   Class                      14,908,717       14,908,717       16,025,048       16,025,048
-------------------------------------------------------------------------------------------
  Cash Management Class       18,450,756       18,450,756       20,427,201       20,427,201
-------------------------------------------------------------------------------------------
  Reserve Class*                 740,689          740,689               --               --
-------------------------------------------------------------------------------------------
  Resource Class              16,749,204       16,749,204       15,915,270       15,915,270
--------------------------------------------------------------------------------------------
Reacquired:
  Institutional Class    (18,556,477,426) (18,556,477,426) (18,839,453,624) (18,839,453,624)
-------------------------------------------------------------------------------------------
  Private Investment
   Class                  (1,494,418,811)  (1,494,418,811)  (2,099,963,668)  (2,099,963,668)
-------------------------------------------------------------------------------------------
  Personal Investment
   Class                  (3,919,007,542)  (3,919,007,542)  (3,882,639,209)  (3,882,639,209)
-------------------------------------------------------------------------------------------
  Cash Management Class   (6,685,798,097)  (6,685,798,097)  (6,658,189,744)  (6,658,189,744)
-------------------------------------------------------------------------------------------
  Reserve Class*            (220,016,541)    (220,016,541)              --               --
-------------------------------------------------------------------------------------------
  Resource Class          (2,739,172,322)  (2,739,172,322)  (2,509,689,181)  (2,509,689,181)
--------------------------------------------------------------------------------------------
Net increase (decrease)       59,979,434  $    59,979,434     (116,572,228) $  (116,572,228)
============================================================================================

* The Reserve Class commenced sales on January 4, 1999.

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding for each of the years in the five-year period ended August 31, 1999.

                            1999           1998        1997        1996        1995
                         ----------     ----------  ----------  ----------  ----------
Net asset value,
 beginning of period     $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
-----------------------  ----------     ----------  ----------  ----------  ----------
Income from investment
 operations:
  Net investment income        0.05           0.05        0.05        0.05        0.06
-----------------------  ----------     ----------  ----------  ----------  ----------
Less distributions:
  Dividends from net
   investment income          (0.05)         (0.05)      (0.05)      (0.05)      (0.06)
-----------------------  ----------     ----------  ----------  ----------  ----------
Net asset value, end of
 period                  $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
=======================  ==========     ==========  ==========  ==========  ==========
Total return                   4.97%          5.64%       5.47%       5.57%       5.66%
=======================  ==========     ==========  ==========  ==========  ==========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $3,164,199     $2,988,375  $3,408,010  $2,335,441  $2,669,637
=======================  ==========     ==========  ==========  ==========  ==========
Ratio of expenses to
 average net assets            0.09%(a)       0.08%       0.09%       0.09%       0.10%
=======================  ==========     ==========  ==========  ==========  ==========
Ratio of net investment
 income to average net
 assets                        4.85%(a)       5.50%       5.35%       5.43%       5.53%
=======================  ==========     ==========  ==========  ==========  ==========

(a)Ratios based on average net assets of $3,197,910,489.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
Short-Term Investments Trust:

We have audited the accompanying statement of assets and liabilities of Treasury Portfolio (a series portfolio of Short-Term Investments Trust), including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Treasury Portfolio as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

October 1, 1999
Houston, Texas

                           TRUSTEES
Charles T. Bauer                                  Carl Frischling
Bruce L. Crockett                                Robert H. Graham          Short-Term
Owen Daly II                                   Prema Mathai-Davis          Investments Trust
Edward K. Dunn, Jr.                              Lewis F. Pennock          (STIT)
Jack M. Fields                                     Louis S. Sklar

                           OFFICERS

Charles T. Bauer                                         Chairman
Robert H. Graham                                        President
Gary T. Crum                                   Sr. Vice President
Carol F. Relihan                   Sr. Vice President & Secretary
Dana R. Sutton                         Vice President & Treasurer
Melville B. Cox                                    Vice President          Treasury
Karen Dunn Kelley                                  Vice President          Portfolio
J. Abbott Sprague                                  Vice President          -------------------------------------------------
Mary J. Benson     Assistant Vice President & Assistant Treasurer          Institutional                              ANNUAL
Sheri Morris       Assistant Vice President & Assistant Treasurer          Class                                      REPORT
Renee A. Friedli                              Assistant Secretary
P. Michelle Grace                             Assistant Secretary
Jeffrey H. Kupor                              Assistant Secretary
Nancy L. Martin                               Assistant Secretary                                            AUGUST 31, 1999
Ofelia M. Mayo                                Assistant Secretary
Lisa A. Moss                                  Assistant Secretary
Kathleen J. Pflueger                          Assistant Secretary
Samuel D. Sirko                               Assistant Secretary
Stephen I. Winer                              Assistant Secretary

                        INVESTMENT ADVISOR
                       A I M Advisors, Inc.
                   11 Greenway Plaza, Suite 100
                      Houston, TX 77046-1173
                           800-347-1919

                           DISTRIBUTOR
                    Fund Management Company
                 11 Greenway Plaza, Suite 100
                     Houston, TX 77046-1173
                         800-659-1005

                           CUSTODIAN
                     The Bank of New York
               90 Washington Street, 11th Floor
                     New York, NY 10286

                    LEGAL COUNSEL TO FUND
           Ballard Spahr Andrews & Ingersoll, LLP
                1735 Market Street, 51st Floor
                 Philadelphia, PA 19103-7599

                  LEGAL COUNSEL TO TRUSTEES
             Kramer, Levin, Naftalis & Frankel LLP
                      919 Third Avenue
                     New York, NY 10022

                      TRANSFER AGENT
                 A I M Fund Services, Inc.
                11 Greenway Plaza, Suite 100
                   Houston, TX 77046-1173

                         AUDITORS
                         KPMG LLP
                      700 Louisiana
                     Houston, TX 77002

This report may be distributed only to current shareholders or                         [LOGO APPEARS HERE]
      to persons who have received a current prospectus.                             Fund Management Company

TRE-AR-1